UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 14, 2026

Arrive AI Inc.

(Exact Name of Registrant as Specified in Charter)

001-42645

(Commission File Number)

Delaware	85-0935006
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

9100 Fall View Drive

Fishers, IN 46037

(Address of principal executive offices, with zip code)

(463) 270-0092

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ARAI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 14, 2026, Arrive AI Inc. (the “Company”) entered into a Standstill Agreement (the “Standstill Agreement”) with Streeterville Capital, LLC, a Utah limited liability company (the “Investor”). The Standstill Agreement was entered into in connection with that certain Securities Purchase Agreement, dated March 21, 2025, by and between the Company and the Investor (the “Purchase Agreement” and, together with all other documents entered into in connection therewith, the “Transaction Documents”), pursuant to which the Company previously sold and issued to the Investor a series of Pre-Paid Purchases.

Pursuant to the Standstill Agreement, the Investor has agreed, subject to certain conditions, to refrain from delivering Purchase Notices to the Company under any outstanding Pre-Paid Purchases for the period beginning on May 14, 2026 and ending on December 31, 2026 (the “Standstill Period”). Notwithstanding the foregoing, the Investor may submit purchase notices during the Standstill Period on any trading day on which the Company’s shares of common stock trade at a price that is at least fifteen percent (15%) greater than the Nasdaq Minimum Price (as defined under Nasdaq Rule 5635(d)) for such trading day.

Except as set forth in the Standstill Agreement, each outstanding pre-paid purchase remains in full force and effect in accordance with its terms. The Standstill will terminate upon the occurrence of any material breach of the Standstill Agreement by the Company or any event of default under any transaction document, at which time the Investor shall have the right to submit Purchase Notices in accordance with the applicable outstanding Pre-Paid Purchases. No additional cash or other property consideration was exchanged in connection with the Standstill Agreement.

The foregoing description of the Standstill Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Standstill Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Standstill Agreement, dated May 14, 2026, by and between Arrive AI Inc. and Streeterville Capital, LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARRIVE AI, INC.

Date: May 18, 2026	By:	/s/ Daniel S. O’Toole
Daniel S. O’Toole
Chief Executive Officer

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